ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

August 27, 1998

Dear Shareholder:

We are pleased to report to you on our performance, strategy and outlook for the Alliance Bond Fund U.S. Government Portfolio, over the annual reporting period ended June 30, 1998. The Fund is designed for investors who seek high current income, consistent with safety of principal. The Fund invests in a diversified portfolio of U.S. Government securities all of which are backed by the full faith and credit of the United States.

INVESTMENT RESULTS
The following table provides the investment results for the Alliance Bond Fund U.S. Government Portfolio for the six and 12-month periods ended June 30, 1998. For comparison, we have included the total returns for the U.S. Treasury market, represented by the unmanaged Lehman Brothers (LB) Government Bond Index, as well as the average results for the Lipper universe of general U.S. government funds.

For the six-month period ended June 30, 1998, your Fund trailed its benchmark, the LB Government Bond Index. The performance of the Fund was enhanced over the period by our allocation to fixed-rate mortgage-backed securities. However, the Fund's investment in callable Treasuries detracted from performance as the yield curve flattened. Additionally, our weighting in structured mortgage securities lagged Treasury performance. We retain our positions in these sectors because of their contribution to the Fund's attractive current income characteristics.

INVESTMENT RESULTS*
Periods Ended June 30, 1998
                                                 TOTAL RETURNS
                                              6 MONTHS   12 MONTHS
                                             ---------   ---------
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
    Class A                                     3.55%      10.02%
    Class B                                     3.17%       9.20%
    Class C                                     3.17%       9.21%

LEHMAN BROTHERS GOVERNMENT BOND INDEX           4.18%      11.25%

LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE    3.62%      10.17%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS COMPOSED OF THE U.S. TREASURY BOND AND AGENCY BOND INDICES, THE 1-3 YEAR GOVERNMENT INDEX AND THE 20+ YEAR TREASURY INDEX. THE UNMANAGED LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE (LIPPER AVERAGE) IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN U.S. GOVERNMENT AND AGENCY ISSUES. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. IN PARTICULAR, MANY FUNDS IN THE LIPPER U.S. GOVERNMENT UNIVERSE ARE NOT REQUIRED TO INVEST SOLELY IN SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES. FOR THE SIX AND 12-MONTH PERIODS ENDED JUNE 30, 1998, THE LIPPER AVERAGE CONSISTED OF 194 AND 181 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC OVERVIEW
Over the six-month period ended June 30, 1998, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter 1998 Gross Domestic Product (GDP), a standard measure of economic growth, expanded at an annualized rate of 5.5%. In the second quarter of 1998 annualized growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a 1.7% increase year-over-year for the period ended June 30, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.


1



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

MARKET OVERVIEW
Through the six-month period ended June 30, 1998, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. When overseas markets stabilized at the beginning of 1998, following the volatility in the fourth quarter of 1997, investors' focus shifted to short-term expectations regarding U.S. monetary policy. In May 1998, renewed volatility in Asia, weakness in the Japanese yen, and fiscal problems in Russia caused a rally in the Treasury market and pushed bond yields lower. The rally was compounded by the strong U.S. dollar which attracted overseas investors in a flight-to-quality. These factors combined to create favorable demand for longer-term Treasury securities, which led to a flattening of the yield curve. Treasury yields fell across the maturity spectrum with longer-term maturities falling most. Over the six-month period ended June 30, 1998, the two-year Treasury yield fell 17 basis points to 5.48%, and the 30-year Treasury yield dropped 30 basis points to 5.63%.

While posting more significant gains during the beginning of the period, the mortgage sector performed well during the six months ended June 30, 1998. However, the sector's performance deteriorated towards the end of the reporting period as declining interest rates created an opportunity for homeowners to refinance. The refinancing created prepayments that were higher than analysts' expectations. Particularly affected were adjustable-rate mortgages which experienced higher levels of prepayments as interest rates declined and the yield curve flattened. In this environment, adjustable-rate mortgage holders are inclined to refinance into a fixed-rate mortgage at a similar low rate. As a result, prepayments accelerated and spreads widened in the adjustable-rate mortgage sector.

INVESTMENT STRATEGY
During the period we maintained the portfolio's asset weighting consistent with the investment objectives of the Fund while seeking a high level of current income. In addition to U.S. Treasuries, the portfolio thus continues to be invested in "full faith and credit" agencies and GNMA's.

OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain substantially unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand will continue to be offset by weakening industrial production. We anticipate that U.S. interest rates will remain low as the U.S. fixed-income markets continue to provide a safe haven for investors during periods of volatility overseas.

Thank you for your continued interest and investment in the Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Patricia J. Young
Senior Vice President


Jeffrey S. Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund U.S. Government Portfolio seeks as high a level of current income as is consistent with safety of principal. The Fund is a diversified, open-end investment company that invests solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.02%          5.33%
Five Years                     5.22%          4.32%
10 Years                       7.73%          7.26%
SEC Yield**                    6.09%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.20%          6.20%
Five Years                     4.45%          4.45%
Since Inception*(a)            6.12%          6.12%
SEC Yield**                    5.66%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.21%          8.21%
Five Years                     4.45%          4.45%
Since Inception*               4.73%          4.73%
SEC Yield**                    5.66%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/30/91 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1998.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


3



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/88 TO 6/30/98

$25,000
$21,000
$17,000
$13,000
$10,000
$9,000

LB GOV'T BOND INDEX:$23,402

LIPPER GENERAL U.S. GOV'T FUNDS AVERAGE:$21,404

U.S. GOVERNMENT PORTFOLIO CLASS A:$20,150

6/30/88   6/30/89   6/30/90   6/30/91   6/30/92   6/30/93   6/30/94
6/30/95   6/30/96   6/30/97   6/30/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 6/30/88 to 6/30/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the Treasury Bond and Agency Bond Indices.

The Lipper General U.S. Government Funds Average reflects performance of 53 funds (based on the number of funds in the average from 6/30/88 to 6/30/98). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


U.S. Government Portfolio
Lehman BrothersGovernment Bond Index
Lipper General U.S. Government Funds Average


4



PORTFOLIO OF INVESTMENTS
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-98.8%
U.S. TREASURY SECURITIES-70.4%
U.S. TREASURY BONDS-65.7%
  8.00%, 11/15/21                              $ 56,400     $ 72,683,808
  8.125%, 5/15/21                                34,100       44,399,223
  8.875%, 8/15/17                                39,000       53,167,920
  11.625%, 11/15/02                              11,500       14,173,750
  12.00%, 8/15/13                                71,085      105,394,886
  12.50%, 8/15/14                                65,150      101,471,125
  14.00%, 11/15/11                              110,900      172,051,369
                                                            -------------
                                                             563,342,081

U.S. TREASURY NOTE-4.6%
  8.75%, 8/15/00                                 36,800       39,146,000

U.S. TREASURY BILL-0.1%
  4.50%, 7/09/98                                    825          824,175
Total U.S. Treasury Securities
  (cost $589,798,040)                                        603,312,256

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-19.8%
Collateralized Mortgage Obligations
  Series 1997-8
  7.00%, 9/16/21                                 16,000       16,090,080
  Series 1997-10 Cl.C
  9.50%, 4/16/25                                 26,250       28,629,037
  Series 1997-11 Cl.C
  9.50%, 10/20/25                                28,052       30,537,127
                                                            -------------
                                                              75,256,244

Mobile Homes
  8.00%, 8/15/16                                    583          604,410
  8.25%, 6/15/05-3/15/16                          4,177        4,349,930
  8.50%, 5/15/08-1/15/12                            899          941,134
  8.75%, 11/15/00-1/15/12                         3,043        3,195,380
  9.00%, 10/15/11-1/15/12                         1,054        1,105,944
  9.25%, 1/15/13                                    243          259,620
  9.75%, 5/15/99-1/15/13                          4,857        5,178,353
  10.25%, 2/15/03-6/15/13                         4,500        4,799,652
                                                            -------------
                                                              20,434,423

Project Loans
  8.50%, 11/15/12-11/15/31                       14,438       15,146,739
Single Family Homes
  7.50%, 9/15/21-9/15/24                          1,476        1,529,860
  8.00%, 3/15/12                                 49,094       50,950,198
  9.00%, 7/20/24-9/20/24                          6,008        6,393,371
                                                            -------------
                                                              58,873,429

Total Government National Mortgage Association
  (cost $172,864,327)                                        169,710,835

FEDERAL AGENCY SECURITIES-8.6%
Financial Assistance Corp.
  9.45%, 11/21/03                                26,000       26,346,580
  9.50%, 4/16/04                                 31,506       32,441,413
United States Agency for
  International Development
  7.11%, 2/01/12                                 14,000       15,190,000
Total Federal Agency Securities
  (cost $81,483,529)                                          73,977,993

TOTAL INVESTMENTS-98.8%
  (cost $844,145,896)                                        847,001,084
Other assets less liabilities-1.2%                            10,393,411

NET ASSETS-100%                                             $857,394,495


See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $844,145,896)       $  847,001,084
  Cash                                                                   4,282
  Interest receivable                                               14,321,861
  Receivable for capital stock sold                                  4,243,795
  Total assets                                                     865,571,022

LIABILITIES
  Payable for capital stock redeemed                                 4,856,468
  Dividends payable                                                  1,603,541
  Advisory fee payable                                               1,196,743
  Distribution fee payable                                             117,808
  Accrued expenses                                                     401,967
  Total liabilities                                                  8,176,527

NET ASSETS                                                      $  857,394,495

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      113,214
  Additional paid-in capital                                     1,065,882,616
  Distributions in excess of net investment income                  (1,603,541)
  Accumulated net realized loss on investment transactions        (209,847,930)
  Net unrealized appreciation of investments and other assets        2,850,136
                                                                $  857,394,495

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($352,748,821/
    46,592,789 shares of capital stock issued and outstanding)           $7.57
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $7.91

  CLASS B SHARES
  Net asset value and offering price per share ($390,253,252/
    51,518,944 shares of capital
  stock issued and outstanding)                                          $7.57

  CLASS C SHARES
  Net asset value and offering price per share ($114,392,422/
    15,101,775 shares of capital stock issued and outstanding)           $7.57


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $73,317,122

EXPENSES
  Advisory fee                                       $4,949,100
  Distribution fee - Class A                          1,061,547
  Distribution fee - Class B                          4,316,412
  Distribution fee - Class C                          1,161,590
  Transfer agency                                     1,169,281
  Custodian                                             212,134
  Printing                                              141,221
  Administrative                                        116,256
  Audit and legal                                        81,258
  Taxes                                                  73,971
  Registration                                           51,061
  Directors' fees                                        12,225
  Miscellaneous                                          10,342
  Total expenses                                                     13,356,398
  Net investment income                                              59,960,724

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                        4,547,564
  Net change in unrealized depreciation of
    investments and other assets                                     17,676,067
  Net gain on investment transactions                                22,223,631

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $82,184,355


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $ 59,960,724   $   76,613,835
  Net realized gain (loss) on investment
    transactions                                    4,547,564      (17,906,339)
  Net change in unrealized appreciation
    (depreciation) of investmentsand other assets  17,676,067        4,101,240
  Net increase in net assets from operations       82,184,355       62,808,736

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (25,072,563)     (28,676,683)
    Class B                                       (27,489,182)     (38,040,411)
    Class C                                        (7,398,979)      (9,425,145)
  Tax return of capital
    Class A                                        (1,242,637)        (537,368)
    Class B                                        (1,362,408)        (712,834)
    Class C                                          (366,705)        (176,616)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (104,135,594)    (235,558,940)
  Total decrease                                  (84,883,713)    (250,319,261)

NET ASSETS
  Beginning of year                               942,278,208    1,192,597,469
  End of year                                   $ 857,394,495   $  942,278,208


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclas sified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


9



NOTES TO FINANCIAL STATEMENTS(CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

During the current fiscal year, permanent differences, primarily due to expiration of capital loss carryforwards and return of capital distributions, resulted in a net decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital and distributions in excess of net investment income. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate of .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately
 .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $116,256 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $820,628 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $21,924 from the sale of Class A shares and $10,096, $291,831 and $31,629 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1998.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,204,946, and $4,179,954 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $21,304,290 and $20,870,217, respectively, for the year ended June 30, 1998. Purchases and sales of U.S. government obligations aggregated $1,364,538,957 and $1,517,667,848, respectively, for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $845,609,579. Accordingly, gross unrealized appreciation of investments was $15,889,181 and gross unrealized depreciation of investments was $14,497,676, resulting in net unrealized appreciation of $1,391,505.


10



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

At June 30, 1998, the Portfolio had a capital loss carryforward for federal income tax purposes of $208,384,247, of which $8,257,319 expires in the year 1999; $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005 and $3,736,379 expires in the year 2006.

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           10,804,046     7,330,644   $  81,364,926   $  54,720,782
Shares issued in
  reinvestment of
  dividends and
  distributions        1,651,986     1,852,073      12,448,223      13,859,387
Shares converted
  from Class B         2,908,590     2,400,559      21,971,601      17,892,778
Shares redeemed      (16,621,353)  (16,635,865)   (125,182,615)   (124,255,277)
Net decrease          (1,256,731)   (5,052,589)  $  (9,397,865)  $ (37,782,330)

CLASS B
Shares sold            6,931,240     5,813,050   $  52,278,662   $  43,483,332
Shares issued in
  reinvestment of
  dividends and
  distributions        1,813,058     2,166,310      13,660,347      16,211,718
Shares converted
  to Class A          (2,908,590)   (2,400,559)    (21,971,601)    (17,892,778)
Shares redeemed      (17,960,112)  (25,514,220)   (135,276,839)   (190,768,847)
Net decrease         (12,124,404)  (19,935,419)  $ (91,309,431)  $(148,966,575)

CLASS C
Shares sold            4,489,582     3,571,988   $  34,077,964   $  26,694,306
Shares issued in
  reinvestment of
  dividends and
  distributions          651,004       544,818       4,904,415       4,070,889
Shares redeemed       (5,630,703)  (10,605,329)    (42,410,677)    (79,575,230)
Net decrease            (490,117)   (6,488,523)  $  (3,428,298)  $ (48,810,035)


11



FINANCIAL HIGHLIGHTS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)       .57(a)       .58          .64          .65
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .72          .47          .14          .77         (.15)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.57)        (.58)        (.65)        (.65)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.56)        (.58)        (.58)        (.65)        (.65)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on
  net asset value (b)                          10.02%        6.49%        1.74%       10.37%       (1.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $352,749     $354,782     $397,894     $463,660     $482,595
Ratio of expenses to average net assets         1.06%        1.02%        1.01%        1.01%        1.02%
Ratio of net investment income to
  average net assets                            7.08%        7.66%        7.38%        8.27%        7.76%
Portfolio turnover rate                          153%         330%         334%         190%         188%


See footnote summary on page 14.


12



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .66          .42          .08          .71         (.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.20%        5.69%        1.01%        9.52%       (2.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $390,253     $471,889     $628,628     $774,097     $756,282
Ratio of expenses to average net assets         1.76%        1.73%        1.72%        1.72%        1.72%
Ratio of net investment income to
  average net assets                            6.37%        6.95%        6.67%        7.57%        7.04%
Portfolio turnover rate                          153%         330%         334%         190%         188%


See footnote summary on page 14.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.83        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .14         (.81)
Net increase (decrease) in net asset
  value from operations                          .66          .42          .08          .72         (.22)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.83

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.21%        5.69%        1.01%        9.67%       (2.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $114,392     $115,607     $166,075     $181,948     $231,859
Ratio of expenses to average net assets         1.76%        1.72%        1.71%        1.71%        1.70%
Ratio of net investment income to
  average net assets                            6.38%        6.96%        6.68%        7.59%        6.97%
Portfolio turnover rate                          153%         330%         334%         190%         188%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


14



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 4, 1998


15



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER


CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


16



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

USGAR